UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the Current Report on Form 8-K of the Company originally filed with the Securities and Exchange Commission on May 13, 2011.  The sole purpose for filing this Form 8-K/A is to disclose the Company’s determination with respect to the frequency of future non-binding advisory votes on the Company’s executive compensation by the Company’s shareholders (each a “say-on-pay” vote) as reflected in the second to last paragraph of Item 5.07 below.

Section 5 - Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 10, 2011.  On May 13, 2011, the Company filed a Form 8-K to report the results of shareholder voting at the annual meeting.  Total shares voted represented 86.6% of the outstanding shares as of the record date of March 18, 2011.

The following table presents the voting results of the election of Class III directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
James F. McNulty	12,349,639	387,771	3,421,237
Robert J. Sprowls	12,168,718	568,692	3,421,237
Janice F. Wilkins	12,333,243	404,167	3,421,237

Shareholders approved an amendment to the Bylaws of the Company to increase the minimum and maximum size of the Board from a range of five to nine directors to a range of six to eleven directors, with 15,019,680 shares voting in favor of the amendment, 957,395 shares voting against the amendment and 181,572 shares abstaining from voting on the amendment.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the following votes:

•                11,430,340 shares voted in favor

•                1,075,777 shares voted against

•                231,293 shares abstained from voting

•                3,421,237 shares broker non-votes

The advisory proposal on the frequency of the vote on the compensation of the Company’s named executive officers, received the following votes:

•                7,917,237 shares voted in favor of one year

•                352,225 shares voted in favor of two years

•                4,299,968 shares voted in favor of three years

•                167,980 shares abstaining from voting

•                3,421,237 shares broker non-votes

Although the Company’s Board of Directors had recommended a triennial vote, a majority of the votes cast at the annual meeting were voted in favor of an annual say-on-pay vote.  After considering the results of the shareholder advisory vote, on July 26, 2011, the Company’s Board of Directors, on the recommendation of the Nominating & Governance Committee, determined that it would be in the best interests of the Company to hold an annual say-on-pay vote until the next advisory vote on the frequency of future say-on-pay votes.

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 15,808,588 voting in favor of the appointment, 214,681 shares voting against the appointment and 135,378 shares abstaining from voting on the appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: July 29, 2011	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President-Finance, Chief Financial
Officer, Corporate Secretary and Treasurer